UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[X]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

Aspen Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

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	(1)	Title of each class of securities to which transaction applies:
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$_____ per share as determined under Rule 0-11 under the Exchange Act.
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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 21, 2020

Meeting Information
ASPEN GROUP, INC.		Meeting Type: Annual Meeting
For holders as of: October 30, 2020
Date: December 21, 2020 Time: 9:30 AM, local time
	Location:	4615 E. Elwood Street
Phoenix, Arizona 85040

You are receiving this communication because you hold shares in the company named above.

ASPEN GROUP, INC. 276 FIFTH AVENUE, SUITE 505 NEW YORK, NY 10001-4509

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE & PROXY STATEMENT Form 10-K, AS AMENDED
How to View Online:
Have the information that is printed in the box marked by the arrow è xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è xxxx xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 7, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR all listed nominees:

1.	Elect eight members of the Board of Directors for a one-year term expiring at the next annual meeting of stockholders.

Nominees:

	01) Michael Mathews	05) Andrew Kaplan
	02) Frank J. Cotroneo	06) Douglas Kass
	03) Norman D. Dicks	07) Michael L. Koehneman
	04) C. James Jensen	08) Sanford Rich

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 6 and for 3 YEARS on proposal 5.

2.	Approve an amendment to the Aspen Group, Inc. 2018 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 1,100,000 to 1,600,000 shares.

3.	Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021.

4.	Advisory vote to approve named executive officer compensation.

5.	Advisory vote to approve the frequency with which the stockholders shall vote on executive compensation.

6.

Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.